SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------


                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 27, 2004

                                ---------------


                          COMMAND SECURITY CORPORATION
             (Exact name of registrant as specified in its charter)

            New York                      0-18684               14-1626307
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)


           Lexington Park
         Lagrangeville, New York                                     12540
 (Address of principal executive offices)                          (Zip code)




       Registrant's telephone number, including area code: (845) 454-3703

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                          COMMAND SECURITY CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Item 5.02.  Departure of Directors or Principal Officers;
            Election of Directors; Appointment of Principal
            Officers.........................................................3

Item 9.01   Exhibits.........................................................3

Signature....................................................................4





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

Preliminary Note

The purpose of this Form 8-K/A is to amend the Form 8-K previously filed by Command Security Corporation ("Command") on August 27, 2004 to include the employment agreement between Command and Barry I. Regenstein, Command's Executive Vice President and Chief Operating Officer which was finalized on December 9, 2004.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)(3) On December 9, 2004, Command and Mr. Regenstein finalized Mr. Regenstein's employment agreement with Command (the "Employment Agreement"). Under the Employment Agreement, Mr. Regenstein will serve as Command's Executive Vice President and Chief Operating Officer until September 7, 2007. The term of the Employment Agreement will be automatically extended for successive one-year periods unless either party provides to the other party notice 60 days prior to such date, or any anniversary thereof, that the notifying party does not wish to renew the Employment Agreement. During the term of the Employment Agreement, Mr. Regenstein will receive an annual salary of $250,000 (the "Base Salary") and an annual bonus as determined in accordance with the terms of any incentive plan Command may have in effect from time to time, based on the attainment of performance targets established by Command's Compensation Committee. Mr. Regenstein is also entitled to participate in other benefit plans that Command may have in effect from time to time.

Upon termination of the Employment Agreement by Command without Cause (as defined in the Employment Agreement) or resignation by Mr. Regenstein with Good Reason (as defined in the Employment Agreement), Mr. Regenstein will be entitled to, among other things, continued payment of the Base Salary for six months (in the case where such termination or resignation occurs prior to March 1, 2005) or twelve months (in the case where such termination or resignation occurs after March 1, 2005). Further, Mr. Regenstein will have 180 days after the date of such termination or resignation to exercise any vested stock options or other vested rights to acquire capital stock of Command. Finally, if any such termination or resignation occurs within the two-year period following a Change in Control (as defined in the Employment Agreement), all outstanding stock options, restricted stock and other equity-based awards granted to Mr. Regenstein will fully vest and all options not yet exercisable will become exercisable as of such date.

The foregoing description is a summary of all material terms and conditions of the Employment Agreement. However, this description does not purport to describe each and every term, condition, qualification or definition set forth in the Employment Agreement. You should refer to the full text of the Employment Agreement to view all of the terms thereof, a copy of which is included as an Exhibit to this Form 8-K/A.

Item 9.01.  Exhibits.

      (c)

Exhibit No.       Description
-----------       -----------

10.1              Employment Agreement by and between Command and Barry I.
                  Regenstein, dated August 30, 2004.

99.1 Press Release, dated August 30, 2004 (previously filed with the 8-K filed on August 27, 2004).





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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Command Security Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2004

                                       COMMAND SECURITY CORPORATION


                                       By: /s/ Barry Regenstein
                                          -------------------------------
                                          Name:  Barry Regenstein
                                          Title: Chief Financial Officer






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